Exhibit 99.1

As previously disclosed in the Citigroup Inc. (Citi) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 (3Q23 Form 10-Q), Citi indicated it would be making changes to its operating model to simplify the company and further align its organizational structure with its business strategy. As of the fourth quarter of 2023, Citi completed these changes to its operating model, which among other things included eliminating the Institutional Clients Group, Personal Banking and Wealth Management, and Legacy Franchises operating segments and establishing a new financial reporting structure consisting of five reportable operating segments—Services, Markets, Banking, U.S. Personal Banking, and Wealth. Activities not assigned to the reportable operating segments are included in a new All Other category, which consists of Legacy Franchises and Corporate/Other. For additional information on these changes, see page 3 of Citi’s 3Q23 Form 10-Q.

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Total revenues, net of interest expense(1)(2)(3)(4)	$19,667	$17,753	$17,447	$17,017	$19,186	$19,638	$18,508	$18,006	$21,447	$19,436	$20,139	$71,884	$75,338
Total operating expenses(5)	11,413	11,471	11,777	13,532	13,165	12,393	12,749	12,985	13,289	13,570	13,511	48,193	51,292
Net credit losses (NCLs)	1,748	1,320	961	866	872	850	887	1,180	1,302	1,504	1,637	4,895	3,789
Credit reserve build / (release) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	534	441	593	435	257	179	(7,998)	956
Provision / (release) for unfunded lending commitments	(626)	44	(13)	(193)	474	(159)	(71)	47	(194)	(96)	(54)	(788)	291
Provisions for benefits and claims, HTM debt securities and other assets	50	16	9	38	21	49	108	25	432	159	78	113	203
Provisions for credit losses and for benefits and claims	(2,055)	(1,066)	(192)	(465)	755	1,274	1,365	1,845	1,975	1,824	1,840	(3,778)	5,239
Income from continuing operations before income taxes	10,309	7,348	5,862	3,950	5,266	5,971	4,394	3,176	6,183	4,042	4,788	27,469	18,807
Income taxes(6)	2,332	1,155	1,193	771	941	1,182	879	640	1,531	1,090	1,203	5,451	3,642
Income from continuing operations	7,977	6,193	4,669	3,179	4,325	4,789	3,515	2,536	4,652	2,952	3,585	22,018	15,165
Income (loss) from discontinued operations, net of taxes(7)	(2)	10	(1)	—	(2)	(221)	(6)	(2)	(1)	(1)	2	7	(231)
Net income before noncontrolling interests	7,975	6,203	4,668	3,179	4,323	4,568	3,509	2,534	4,651	2,951	3,587	22,025	14,934
Net income (loss) attributable to noncontrolling interests	33	10	24	6	17	21	30	21	45	36	41	73	89
Citigroup's net income	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$21,952	$14,845

Diluted earnings per share:
Income from continuing operations	$3.62	$2.84	$2.15	$1.46	$2.02	$2.30	$1.63	$1.16	$2.19	$1.33	$1.63	$10.14	$7.11
Citigroup's net income	$3.62	$2.85	$2.15	$1.46	$2.02	$2.19	$1.63	$1.16	$2.19	$1.33	$1.63	$10.14	$7.00

Preferred dividends	$292	$253	$266	$229	$279	$238	$277	$238	$277	$288	$333	$1,040	$1,032

Income allocated to unrestricted common shareholders—basic
Income from continuing operations	$7,586	$5,889	$4,353	$2,924	$4,004	$4,495	$3,180	$2,253	$4,296	$2,595	$3,158	$20,751	$13,930
Citigroup's net income	$7,584	$5,899	$4,352	$2,924	$4,002	4,274	$3,174	$2,251	$4,295	$2,594	$3,160	$20,758	$13,700

Income allocated to unrestricted common shareholders—diluted
Income from continuing operations	$7,593	$5,897	$4,360	$2,932	$4,012	$4,506	$3,191	$2,264	$4,307	$2,610	$3,174	$20,781	$13,971
Citigroup's net income	$7,591	$5,907	$4,360	$2,932	$4,010	$4,285	$3,185	$2,262	$4,306	$2,609	$3,176	$20,789	$13,741

Shares (in millions):
Average basic	2,082.0	2,056.5	2,009.3	1,984.3	1,971.7	1,941.5	1,936.8	1,936.9	1,943.5	1,942.8	1,924.4	2,033.0	1,946.7
Average diluted	2,096.6	2,073.0	2,026.2	2,001.6	1,988.2	1,958.1	1,955.1	1,955.9	1,964.1	1,968.6	1,951.7	2,049.4	1,964.3
Common shares outstanding, at period end	2,067.0	2,026.8	1,984.3	1,984.4	1,941.9	1,936.7	1,936.9	1,937.0	1,946.8	1,925.7	1,913.9

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(8)(9)	11.57%	11.77%	11.65%	12.25%	11.43%	11.95%	11.56%	13.03%	13.44%	13.37%	13.59%	12.25%	13.03%
Tier 1 Capital ratio(8)(9)	13.24%	13.28%	13.15%	13.91%	13.05%	13.62%	13.18%	14.80%	15.31%	15.24%	15.40%	13.91%	14.80%
Total Capital ratio(8)(9)	15.36%	15.58%	15.37%	16.04%	14.84%	15.20%	14.80%	15.46%	15.40%	15.84%	15.78%	16.04%	15.46%
Supplementary Leverage ratio (SLR)(9)(10)	6.95%	5.84%	5.80%	5.73%	5.58%	5.66%	5.71%	5.82%	5.96%	5.97%	6.04%	5.73%	5.82%
Return on average assets	1.39%	1.06%	0.79%	0.53%	0.74%	0.77%	0.58%	0.41%	0.76%	0.47%	0.58%	0.94%	0.62%
Return on average common equity	17.2%	13.0%	9.5%	6.4%	9.0%	9.7%	7.1%	5.0%	9.5%	5.6%	6.7%	11.5%	7.7%
Average tangible common equity (TCE) (in billions of dollars)	$154.7	$156.9	$157.4	$157.0	$155.3	$154.4	$155.5	$156.9	$161.1	$164.1	$165.3	$156.3	$155.9
Return on average tangible common equity (RoTCE)(11)	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	13.4%	8.9%
Efficiency ratio (total operating expenses/total revenues, net)	58.0%	64.6%	67.5%	79.5%	68.6%	63.1%	68.9%	72.1%	62.0%	69.8%	67.1%	67.0%	68.1%

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,314.3	$2,327.9	$2,361.9	$2,291.4	$2,394.1	$2,380.9	$2,381.1	$2,416.7	$2,455.1	$2,423.7	$2,368.5	$2,291.4	$2,416.7
Total average assets	2,316.8	2,341.8	2,346.0	2,386.2	2,374.0	2,380.1	2,399.4	2,430.6	2,462.2	2,465.6	2,413.8	2,347.7	2,396.0
Total loans	666.0	676.8	664.8	667.8	659.7	657.3	646.0	657.2	652.0	660.6	666.3	667.8	657.2
Total deposits	1,301.0	1,310.3	1,347.5	1,317.2	1,333.7	1,321.8	1,306.5	1,366.0	1,330.5	1,319.9	1,273.5	1,317.2	1,366.0
Citigroup's stockholders' equity	202.5	202.2	200.9	202.0	197.7	199.0	198.6	201.2	208.3	208.7	209.5	202.0	201.2
Book value per share	88.18	90.86	92.16	92.21	92.03	92.95	92.71	94.06	96.59	97.87	99.28	92.21	94.06
Tangible book value per share	75.50	77.87	79.07	79.16	79.03	80.25	80.34	81.65	84.21	85.34	86.90	79.16	81.65

Direct staff (in thousands)	211	214	220	223	228	231	238	240	240	240	240	223	240

(1)	See footnote 9 on page 14.
(2)	See footnote 7 on page 14.
(3)	See footnote 5 on page 14.
(4)	See footnote 2 on page 14.
(5)	See footnote 3 on page 14.
(6)	2Q21 includes an approximate $600 million benefit from a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(7)	2Q22 discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency), that had previously divested a legacy business.
(8)	Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach from December 31, 2022 to September 30, 2023, and from June 30, 2021 to June 30, 2022. Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Advanced Approaches framework as of March 31, 2021 and September 30, 2022. Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.
(9)	Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources-Regulatory Capital Treatment-Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2022 Annual Report on Form 10-K.
(10)	For the composition of Citi's SLR, see page 22.
(11)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of Citi's average TCE to Citi's total average stockholders' equity.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Revenues
Interest revenue	$12,534	$12,463	$12,650	$12,828	$13,151	$15,630	$19,919	$25,708	$29,395	$32,647	$34,837	$50,475	$74,408
Interest expense	2,028	1,985	1,959	2,009	2,280	3,666	7,356	12,438	16,047	18,747	21,009	7,981	25,740
Net interest income (NII)	10,506	10,478	10,691	10,819	10,871	11,964	12,563	13,270	13,348	13,900	13,828	42,494	48,668

Commissions and fees	3,670	3,374	3,399	3,229	2,568	2,452	2,139	2,016	2,366	2,132	2,195	13,672	9,175
Principal transactions	3,913	2,304	2,233	1,704	4,590	4,525	2,625	2,419	3,939	2,528	3,008	10,154	14,159
Administrative and other fiduciary fees	961	1,022	1,007	953	966	1,023	915	880	896	989	971	3,943	3,784
Realized gains (losses) on investments	401	137	117	10	80	(58)	52	(7)	72	49	30	665	67
Impairment losses on investments and other assets	(69)	(13)	(30)	(94)	(90)	(96)	(91)	(222)	(86)	(71)	(70)	(206)	(499)
Provision for credit losses on AFS debt securities(1)	—	—	(1)	(2)	—	2	5	(2)	(1)	1	(1)	(3)	5
Other revenue (loss)	285	451	31	398	201	(174)	300	(348)	913	(92)	178	1,165	(21)
Total non-interest revenues (NIR)	9,161	7,275	6,756	6,198	8,315	7,674	5,945	4,736	8,099	5,536	6,311	29,390	26,670
Total revenues, net of interest expense	$19,667	$17,753	$17,447	$17,017	$19,186	$19,638	$18,508	$18,006	$21,447	$19,436	$20,139	71,884	75,338

Provisions for credit losses and for benefits and claims
Net credit losses	1,748	1,320	961	866	872	850	887	1,180	1,302	1,504	1,637	4,895	3,789
Credit reserve build / (release) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	534	441	593	435	257	179	(7,998)	956
Provision for credit losses on loans	(1,479)	(1,126)	(188)	(310)	260	1,384	1,328	1,773	1,737	1,761	1,816	(3,103)	4,745
Provision for credit losses on held-to-maturity (HTM) debt securities	(11)	4	(10)	14	(2)	20	10	5	(17)	(4)	(3)	(3)	33
Provision for credit losses on other assets	9	(3)	(3)	(3)	(4)	7	73	—	425	149	56	—	76
Policyholder benefits and claims	52	15	22	27	27	22	25	20	24	14	25	116	94
Provision for credit losses on unfunded lending commitments	(626)	44	(13)	(193)	474	(159)	(71)	47	(194)	(96)	(54)	(788)	291
Total provisions for credit losses and for benefits and claims(2)	(2,055)	(1,066)	(192)	(465)	755	1,274	1,365	1,845	1,975	1,824	1,840	(3,778)	5,239

Operating expenses
Compensation and benefits	6,001	5,982	6,058	7,093	6,820	6,472	6,745	6,618	7,538	7,388	7,424	25,134	26,655
Premises and equipment	576	558	560	620	543	619	557	601	598	595	620	2,314	2,320
Technology / communication	1,852	1,895	1,997	2,084	2,016	2,068	2,145	2,358	2,127	2,309	2,256	7,828	8,587
Advertising and marketing	270	340	402	478	311	414	407	424	331	361	324	1,490	1,556
Other operating(3)	2,714	2,696	2,760	3,257	3,475	2,820	2,895	2,984	2,695	2,917	2,887	11,427	12,174
Total operating expenses	11,413	11,471	11,777	13,532	13,165	12,393	12,749	12,985	13,289	13,570	13,511	48,193	51,292

Income from continuing operations before income taxes	10,309	7,348	5,862	3,950	5,266	5,971	4,394	3,176	6,183	4,042	4,788	27,469	18,807
Provision for income taxes(4)	2,332	1,155	1,193	771	941	1,182	879	640	1,531	1,090	1,203	5,451	3,642

Income (loss) from continuing operations	7,977	6,193	4,669	3,179	4,325	4,789	3,515	2,536	4,652	2,952	3,585	22,018	15,165
Discontinued operations(5)
Income (loss) from discontinued operations	(2)	10	(1)	—	(2)	(262)	(6)	(2)	(1)	(1)	2	7	(272)
Provision (benefit) for income taxes	—	—	—	—	—	(41)	—	—	—	—	—	—	(41)
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	—	(2)	(221)	(6)	(2)	(1)	(1)	2	7	(231)

Net income before noncontrolling interests	7,975	6,203	4,668	3,179	4,323	4,568	3,509	2,534	4,651	2,951	3,587	22,025	14,934
Net income (loss) attributable to noncontrolling interests	33	10	24	6	17	21	30	21	45	36	41	73	89
Citigroup's net income	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$21,952	$14,845

(1)This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.

(2)This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.

(3)See footnote 3 on page 14.

(4)See footnote 6 on page 1.

(5)See footnote 7 on page 1.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,204	$27,117	$28,906	$27,515	$27,768	$24,902	$26,502	$30,577	$26,224	$25,763	$26,548
Deposits with banks, net of allowance	298,478	272,121	294,902	234,518	244,319	259,128	273,105	311,448	302,735	271,145	227,439
Securities borrowed and purchased under agreements to resell, net of allowance	315,072	309,047	337,696	327,288	345,410	361,334	349,214	365,401	384,198	337,103	335,059
Brokerage receivables, net of allowance	60,465	61,138	59,487	54,340	89,218	80,486	79,696	54,192	55,491	60,850	66,194
Trading account assets	360,659	370,950	342,914	331,945	357,997	340,875	358,260	334,114	383,906	423,189	406,368
Investments
Available-for-sale debt securities	304,036	302,977	295,573	288,522	264,774	238,499	232,143	249,679	240,487	237,334	241,783
Held-to-maturity debt securities, net of allowance	161,742	176,742	198,056	216,963	242,547	267,592	267,864	268,863	264,342	262,066	259,456
Equity securities	7,181	7,344	7,220	7,337	7,281	7,787	8,009	8,040	7,749	7,745	7,759
Total investments	472,959	487,063	500,849	512,822	514,602	513,878	508,016	526,582	512,578	507,145	508,998
Loans, net of unearned income
Consumer(2)	375,532	380,804	369,292	376,534	350,328	355,605	357,583	368,067	363,696	374,591	377,714
Corporate(3)	290,456	296,030	295,472	291,233	309,341	301,728	288,377	289,154	288,299	286,021	288,634
Loans, net of unearned income	665,988	676,834	664,764	667,767	659,669	657,333	645,960	657,221	651,995	660,612	666,348
Allowance for credit losses on loans (ACLL)	(21,638)	(19,238)	(17,715)	(16,455)	(15,393)	(15,952)	(16,309)	(16,974)	(17,169)	(17,496)	(17,629)
Total loans, net	644,350	657,596	647,049	651,312	644,276	641,381	629,651	640,247	634,826	643,116	648,719
Goodwill	21,905	22,060	21,573	21,299	19,865	19,597	19,326	19,691	19,882	19,998	19,829
Intangible assets (including MSRs)	4,741	4,687	4,553	4,495	4,522	4,526	4,485	4,428	4,632	4,576	4,540
Property, plant and equipment, net	23,379	23,658	23,671	24,328	24,624	24,788	25,157	26,253	27,119	27,818	27,959
Other assets, net of allowance	86,054	92,431	100,276	101,551	121,504	110,009	107,652	103,743	103,522	102,972	96,824
Total assets	$2,314,266	$2,327,868	$2,361,876	$2,291,413	$2,394,105	$2,380,904	$2,381,064	$2,416,676	$2,455,113	$2,423,675	$2,368,477

Liabilities
Non-interest-bearing deposits in U.S. offices	$138,192	$149,373	$145,103	$158,552	$153,666	$147,214	$135,514	$122,655	$123,969	$109,844	$104,061
Interest-bearing deposits in U.S. offices	497,335	485,589	567,902	543,283	557,327	565,785	570,920	607,470	587,477	590,700	569,428
Total U.S. deposits	635,527	634,962	713,005	701,835	710,993	712,999	706,434	730,125	711,446	700,544	673,489
Non-interest-bearing deposits in offices outside the U.S.	101,662	101,723	94,016	97,270	98,579	100,266	98,904	95,182	90,404	91,899	84,663
Interest-bearing deposits in offices outside the U.S.	563,786	573,596	540,507	518,125	524,139	508,583	501,148	540,647	528,609	527,424	515,354
Total international deposits	665,448	675,319	634,523	615,395	622,718	608,849	600,052	635,829	619,013	619,323	600,017

Total deposits	1,300,975	1,310,281	1,347,528	1,317,230	1,333,711	1,321,848	1,306,486	1,365,954	1,330,459	1,319,867	1,273,506
Securities loaned and sold under agreements to resell	219,168	221,817	209,184	191,285	204,494	198,472	203,429	202,444	257,681	260,035	256,770
Brokerage payables	60,907	59,416	60,501	61,430	91,324	96,474	87,841	69,218	76,708	69,433	75,076
Trading account liabilities	179,117	174,706	179,286	161,529	188,059	180,453	196,479	170,647	185,010	170,664	164,624
Short-term borrowings	32,087	31,462	29,683	27,973	30,144	40,054	47,368	47,096	40,187	40,430	43,166
Long-term debt	256,335	264,575	258,274	254,374	253,954	257,425	253,068	271,606	279,684	274,510	275,760
Other liabilities(4)	62,404	62,701	75,810	74,920	94,066	86,552	87,276	87,873	76,365	79,314	69,380
Total liabilities	$2,110,993	$2,124,958	$2,160,266	$2,088,741	$2,195,752	$2,181,278	$2,181,947	$2,214,838	$2,246,094	$2,214,253	$2,158,282

Equity
Stockholders' equity
Preferred stock	$20,280	$17,995	$17,995	$18,995	$18,995	$18,995	$18,995	$18,995	$20,245	$20,245	$19,495
Common stock	31	31	31	31	31	31	31	31	31	31	31
Additional paid-in capital	107,694	107,820	107,922	108,003	108,050	108,210	108,347	108,458	108,369	108,579	108,757
Retained earnings	174,816	179,686	183,024	184,948	187,962	191,261	193,462	194,734	198,353	199,976	202,135
Treasury stock, at cost	(65,261)	(68,253)	(71,246)	(71,240)	(73,744)	(73,988)	(73,977)	(73,967)	(73,262)	(74,247)	(74,738)
Accumulated other comprehensive income (loss) (AOCI)	(35,011)	(35,120)	(36,851)	(38,765)	(43,585)	(45,495)	(48,298)	(47,062)	(45,441)	(45,865)	(46,177)
Total common equity	$182,269	$184,164	$182,880	$182,977	$178,714	$180,019	$179,565	$182,194	$188,050	$188,474	$190,008

Total Citigroup stockholders' equity	$202,549	$202,159	$200,875	$201,972	$197,709	$199,014	$198,560	$201,189	$208,295	$208,719	$209,503
Noncontrolling interests	724	751	735	700	644	612	557	649	724	703	692
Total equity	203,273	202,910	201,610	202,672	198,353	199,626	199,117	201,838	209,019	209,422	210,195
Total liabilities and equity	$2,314,266	$2,327,868	$2,361,876	$2,291,413	$2,394,105	$2,380,904	$2,381,064	$2,416,676	$2,455,113	$2,423,675	$2,368,477

(1)	Not used.
(2)	Consumer loans include loans managed by USPB, Wealth and All Other-Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans) that are included in Consumer loans.
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises-Mexico SBMM that are included in Corporate loans.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT AND COMPONENT DETAILS

(In millions of dollars)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Revenues, net of interest expense
Services	$2,996	$3,131	$3,130	$3,266	$3,344	$3,931	$4,080	$4,264	$4,383	$4,545	$4,622	$12,523	$15,619
Markets	6,401	4,577	4,776	3,645	6,112	5,536	4,326	4,187	5,817	4,838	4,792	19,399	20,161
Banking	1,987	1,814	2,039	1,943	1,654	1,898	1,066	778	1,141	1,134	1,344	7,783	5,396
U.S. Personal Banking	4,066	3,816	3,966	3,997	3,998	4,134	4,333	4,407	4,711	4,619	4,917	15,845	16,872
Wealth	1,939	1,898	1,900	1,805	1,932	1,920	1,873	1,723	1,766	1,799	1,855	7,542	7,448
All Other—managed basis(1)(2)	2,278	2,517	2,293	2,374	2,193	2,141	2,216	2,438	2,611	2,507	2,213	9,462	8,988
Reconciling Items—Divestiture-related impacts(3)	—	—	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(670)	854
Total net revenues—reported	$19,667	$17,753	$17,447	$17,017	$19,186	$19,638	$18,508	$18,006	$21,447	$19,436	$20,139	$71,884	$75,338

Income (loss) from continuing operations
Services	$910	$1,010	$909	$939	$564	$1,445	$1,536	$1,379	$1,302	$1,224	$1,348	$3,768	$4,924
Markets	2,929	1,564	1,476	692	2,361	1,921	839	803	1,894	1,167	1,081	6,661	5,924
Banking	1,661	924	775	745	(188)	696	(67)	(58)	66	42	170	4,105	383
U.S. Personal Banking	1,927	1,325	1,488	1,359	1,608	444	664	54	402	461	756	6,099	2,770
Wealth	612	544	489	323	356	202	217	175	159	64	118	1,968	950
All Other—managed basis(1)(2)	(62)	826	112	183	212	46	70	70	181	86	(102)	1,059	398
Reconciling Items—Divestiture-related impacts(3)	—	—	(580)	(1,062)	(588)	35	256	113	648	(92)	214	(1,642)	(184)
Income from continuing operations—reported	7,977	6,193	4,669	3,179	4,325	4,789	3,515	2,536	4,652	2,952	3,585	22,018	15,165

Discontinued operations	(2)	10	(1)	—	(2)	(221)	(6)	(2)	(1)	(1)	2	7	(231)

Net income attributable to noncontrolling interests	33	10	24	6	17	21	30	21	45	36	41	73	89
Net income	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$21,952	$14,845

(1)	Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's sales of its Asia consumer banking businesses and the divestiture of Mexico consumer banking, small business and middle markets within Legacy Franchises. See page 14 for additional information.
(3)	Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items on Citi's Consolidated Statement of Income (page 2).

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Net interest income (including dividends)	$1,665	$1,698	$1,677	$1,781	$2,025	$2,475	$2,783	$3,035	$3,115	$3,232	$3,426	$6,821	$10,318
Fee revenue
Commissions and fees	580	626	663	681	684	751	730	717	740	785	780	2,550	2,882
Other	593	635	615	604	620	683	606	581	605	663	632	2,447	2,490
Total fee revenue	1,173	1,261	1,278	1,285	1,304	1,434	1,336	1,298	1,345	1,448	1,412	4,997	5,372
Principal transactions	181	197	194	210	199	229	214	212	226	242	267	782	854
All other(1)	(23)	(25)	(19)	(10)	(184)	(207)	(253)	(281)	(303)	(377)	(483)	(77)	(925)
Total Non-interest revenue	1,331	1,433	1,453	1,485	1,319	1,456	1,297	1,229	1,268	1,313	1,196	5,702	5,301
Total revenues, net of interest expense	2,996	3,131	3,130	3,266	3,344	3,931	4,080	4,264	4,383	4,545	4,622	12,523	15,619
Total operating expenses	1,922	1,853	1,934	1,997	2,240	1,987	2,112	2,389	2,408	2,504	2,518	7,706	8,728
Net credit losses on loans	—	22	1	19	15	32	(3)	7	6	13	27	42	51
Credit reserve build / (release) for loans	(107)	(96)	(37)	(8)	241	(7)	(107)	1	(72)	(14)	6	(248)	128
Provision for credit losses on unfunded lending commitments	(37)	(2)	—	(22)	73	(24)	(6)	(19)	7	(26)	23	(61)	24
Provisions for credit losses for HTM debt securities and other assets	1	—	—	3	1	1	1	1	45	250	39	4	4
Provision for credit losses	(143)	(76)	(36)	(8)	330	2	(115)	(10)	(14)	223	95	(263)	207
Income from continuing operations before taxes	1,217	1,354	1,232	1,277	774	1,942	2,083	1,885	1,989	1,818	2,009	5,080	6,684
Income taxes	307	344	323	338	210	497	547	506	687	594	661	1,312	1,760
Income from continuing operations	910	1,010	909	939	564	1,445	1,536	1,379	1,302	1,224	1,348	3,768	4,924
Noncontrolling interests	1	1	1	3	6	9	10	11	13	16	16	6	36
Net income	$909	$1,009	$908	$936	$558	$1,436	$1,526	$1,368	$1,289	$1,208	$1,332	$3,762	$4,888
EOP assets (in billions)	$546	$545	$564	$547	$546	$544	$559	$599	$585	$584	$551	$547	$599
Average assets (in billions)	539	549	557	580	549	525	529	577	598	583	565	556	545
Efficiency ratio	64%	59%	62%	61%	67%	51%	52%	56%	55%	55%	54%	62%	56%
Average allocated TCE (in billions)(2)	$23.9	$23.9	$23.9	$23.9	$22.5	$22.5	$22.5	$22.5	$23.0	$23.0	$23.0	23.9	22.5
RoTCE(2)	15.4%	16.9%	15.1%	15.5%	10.1%	25.6%	26.9%	24.1%	22.7%	21.1%	23.0%	15.7%	21.7%

Revenue by component
Net interest income	$1,449	$1,480	$1,448	$1,536	$1,765	$2,156	$2,377	$2,534	$2,600	$2,705	$2,853	$5,913	$8,832
Non-interest revenue	734	797	839	877	731	787	739	690	726	701	643	3,247	2,947
Treasury and Trade Solutions	2,183	2,277	2,287	2,413	2,496	2,943	3,116	3,224	3,326	3,406	3,496	9,160	11,779
Net interest income	216	218	229	245	260	319	406	501	515	527	573	908	1,486
Non-interest revenue	597	636	614	608	588	669	558	539	542	612	553	2,455	2,354
Securities Services	813	854	843	853	848	988	964	1,040	1,057	1,139	1,126	3,363	3,840
Total Services	$2,996	$3,131	$3,130	$3,266	$3,344	$3,931	$4,080	$4,264	$4,383	$4,545	$4,622	$12,523	$15,619

Revenue by geography
North America	$879	$957	$916	$996	$1,031	$1,272	$1,256	$1,223	$1,204	$1,295	$1,333	$3,748	$4,782
International	2,117	2,174	2,214	2,270	2,313	2,659	2,824	3,041	3,179	3,250	3,289	8,775	10,837
Total	$2,996	$3,131	$3,130	$3,266	$3,344	$3,931	$4,080	$4,264	$4,383	$4,545	$4,622	$12,523	$15,619

Key drivers (in billions of dollars, except as otherwise noted)
Average loans by reporting unit (in billions)
Treasury and Trade Solutions (TTS)	$68	$72	$74	$76	$79	$84	$80	$76	$78	$79	$82	$72	$80
Securities Services	1	2	1	2	2	2	1	2	1	1	1	2	2
Total	$69	$74	$75	$78	$81	$86	$81	$78	$79	$80	$83	$74	$82

ACLL as a % of EOP loans(3)	0.45%	0.29%	0.24%	0.24%	0.49%	0.58%	0.45%	0.46%	0.36%	0.32%	0.33%

Average deposits by reporting unit and selected component (in billions)
Treasury and Trade Solutions (TTS)	$657	$657	$674	$690	$670	$672	$664	$694	$704	$688	$676	$670	$675
Securities Services	128	137	135	140	135	136	131	131	125	125	120	135	133
Total	$785	$794	$809	$830	$805	$808	$795	$825	$829	$813	$796	$805	$808

AUC/AUA (in trillions of dollars)	$21.2	$22.7	$22.6	$23.7	$23.0	$21.2	$20.9	$22.2	$23.0	$23.6	$23.0
Cross-border transaction value	$64.5	$67.8	$69.0	$78.2	$75.6	$79.3	$75.6	$81.1	$83.0	$87.8	$87.8	$280	$312
U.S. dollar clearing volume (in millions)	35.4	36.0	37.0	37.8	36.1	36.7	37.6	38.2	38.3	38.8	40.0	146	149
Commercial card spend volume	$7.4	$9.3	$10.5	$11.4	$11.4	$15.0	$15.6	$15.4	$16.0	$17.3	$16.9	$38.6	$57.4

(1)	Services includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to clients.
(2)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(3)	Excludes loans that are carried at fair value for all periods.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Net interest income (including dividends)	$1,559	$1,606	$1,493	$1,489	$1,295	$1,574	$1,368	$1,582	$1,562	$2,009	$1,700	$6,147	$5,819
Fee revenue
Brokerage and fees(1)	461	366	355	348	429	360	335	328	385	331	337	1,530	1,452
Investment banking fees	139	162	165	190	112	135	128	106	89	97	103	656	481
Other	52	47	38	39	36	29	34	40	40	32	32	176	139
Total fee revenue	652	575	558	577	577	524	497	474	514	460	472	2,362	2,072
Principal transactions	3,752	2,138	2,200	1,557	4,245	3,719	2,777	2,346	3,915	2,540	2,874	9,647	13,087
All other(2)	438	258	525	22	(5)	(281)	(316)	(215)	(174)	(171)	(254)	1,243	(817)
Total Non-interest revenue	4,842	2,971	3,283	2,156	4,817	3,962	2,958	2,605	4,255	2,829	3,092	13,252	14,342
Total revenues, net of interest expense	6,401	4,577	4,776	3,645	6,112	5,536	4,326	4,187	5,817	4,838	4,792	19,399	20,161
Total operating expenses	2,861	2,800	2,819	2,892	3,108	3,048	3,083	3,174	3,163	3,338	3,303	11,372	12,413
Net credit losses on loans	108	(17)	—	6	(6)	2	(2)	1	4	2	(4)	97	(5)
Credit reserve build / (release) for loans	(230)	(178)	116	(33)	(80)	8	117	35	63	(24)	124	(325)	80
Provision for credit losses on unfunded lending commitments	(67)	(9)	4	(29)	9	(11)	2	10	(3)	(11)	3	(101)	10
Provisions for credit losses for HTM debt securities and other assets	(6)	7	(9)	8	(7)	20	64	(7)	19	15	40	—	70
Provision for credit losses	(195)	(197)	111	(48)	(84)	19	181	39	83	(18)	163	(329)	155
Income from continuing operations before taxes	3,735	1,974	1,846	801	3,088	2,469	1,062	974	2,571	1,518	1,326	8,356	7,593
Income taxes	806	410	370	109	727	548	223	171	677	351	245	1,695	1,669
Income from continuing operations	2,929	1,564	1,476	692	2,361	1,921	839	803	1,894	1,167	1,081	6,661	5,924
Noncontrolling interests	22	3	9	4	11	15	10	16	21	19	15	38	52
Net income	$2,907	$1,561	$1,467	$688	$2,350	$1,906	$829	$787	$1,873	$1,148	$1,066	$6,623	$5,872
EOP assets (in billions)	$916	$933	$932	$895	$976	$973	$961	$950	$1,009	$1,006	$996	$895	$950
Average assets (in billions)	937	938	927	938	956	989	1,011	979	994	1,032	1,018	935	984
Efficiency ratio	45%	61%	59%	79%	51%	55%	71%	76%	54%	69%	69%	59%	62%
Average allocated TCE (in billions)(3)	$45.0	$45.0	$45.0	$45.0	$51.6	$51.6	$51.6	$51.6	$53.1	$53.1	$53.1	45.0	51.6
RoTCE(3)	26.2%	13.9%	12.9%	6.1%	18.5%	14.8%	6.4%	6.1%	14.3%	8.7%	8.0%	14.7%	11.4%

Revenue by component
Fixed Income markets	$4,791	$3,421	$3,418	$2,715	$4,586	$4,316	$3,369	$3,439	$4,650	$3,729	$3,850	$14,345	$15,710
Equity markets	1,610	1,156	1,358	930	1,526	1,220	957	748	1,167	1,109	942	5,054	4,451
Total	$6,401	$4,577	$4,776	$3,645	$6,112	$5,536	$4,326	$4,187	$5,817	$4,838	$4,792	$19,399	$20,161

Rates and currencies	$3,023	$1,977	$2,116	$1,722	$3,178	$3,209	$2,441	$2,728	$3,578	$2,780	$2,769	$8,838	$11,556
Spread products / other fixed income	1,768	1,444	1,302	993	1,408	1,107	928	711	1,072	949	1,081	5,507	4,154
Total Fixed Income markets revenues	$4,791	$3,421	$3,418	$2,715	$4,586	$4,316	$3,369	$3,439	$4,650	$3,729	$3,850	$14,345	$15,710

Revenue by geography
North America	$2,744	$1,591	$1,838	$1,347	$1,939	$2,166	$1,550	$1,191	$2,063	$1,720	$1,923	$7,520	$6,846
International	3,657	2,986	2,938	2,298	4,173	3,370	2,776	2,996	3,754	3,118	2,869	11,879	13,315
Total	$6,401	$4,577	$4,776	$3,645	$6,112	$5,536	$4,326	$4,187	$5,817	$4,838	$4,792	$19,399	$20,161

Key drivers (in billions of dollars)
Average loans	$107	$113	$115	$113	$111	$112	$110	$111	$111	$107	$108	$112	$111
NCLs as a % of average loans	0.41%	(0.06)%	0.00%	0.02%	(0.02)%	0.01%	(0.01)%	0.00%	0.01%	0.01%	(0.01)%	0.09%	0.00%
ACLL as a % of EOP loans(4)	0.66%	0.47%	0.60%	0.54%	0.46%	0.46%	0.56%	0.58%	0.66%	0.67%	0.76%
Average Trading account assets	$355	$347	$338	$328	$326	$331	$346	$332	$349	$382	$393	$342	$334
Average deposits	23	23	21	21	20	21	21	21	23	23	24	22	21

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Markets includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to clients.
(3)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.
(4)	Excludes loans that are carried at fair value for all periods.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Net interest income (including dividends)	$555	$507	$598	$544	$514	$533	$481	$529	$491	$522	$544	$2,204	$2,057
Fee revenue
Investment banking fees(1)	1,637	1,396	1,512	1,473	917	844	685	607	740	573	694	6,018	3,053
Other	92	107	71	60	46	45	37	46	42	39	39	330	174
Total Fee revenue	1,729	1,503	1,583	1,533	963	889	722	653	782	612	733	6,348	3,227
Principal transactions	(154)	(148)	(126)	(73)	58	468	(207)	(452)	(334)	(216)	(163)	(501)	(133)
All other(2)	(143)	(48)	(16)	(61)	119	8	70	48	202	216	230	(268)	245
Total Non-interest revenue	1,432	1,307	1,441	1,399	1,140	1,365	585	249	650	612	800	5,579	3,339
Total revenues, net of interest expense	1,987	1,814	2,039	1,943	1,654	1,898	1,066	778	1,141	1,134	1,344	7,783	5,396
Total operating expenses	1,047	1,051	1,096	1,212	1,213	1,230	1,183	845	1,232	1,262	1,220	4,406	4,471
Net credit losses on loans	67	63	30	57	21	(16)	5	96	12	58	28	217	106
Credit reserve build / (release) for loans	(766)	(538)	(65)	(151)	435	(77)	65	(153)	(66)	(112)	(29)	(1,520)	270
Provision for credit losses on unfunded lending commitments	(502)	58	(17)	(130)	270	(134)	(55)	72	(174)	(51)	(66)	(591)	153
Provisions for credit losses for HTM debt securities and other assets	—	(4)	1	(1)	(1)	4	5	12	87	(42)	5	(4)	20
Provision for credit losses	(1,201)	(421)	(51)	(225)	725	(223)	20	27	(141)	(147)	(62)	(1,898)	549
Income (loss) from continuing operations before taxes	2,141	1,184	994	956	(284)	891	(137)	(94)	50	19	186	5,275	376
Income taxes	480	260	219	211	(96)	195	(70)	(36)	(16)	(23)	16	1,170	(7)
Income (loss) from continuing operations	1,661	924	775	745	(188)	696	(67)	(58)	66	42	170	4,105	383
Noncontrolling interests	5	1	—	2	—	—	—	(3)	2	1	1	8	(3)
Net income (loss)	$1,656	$923	$775	$743	$(188)	$696	$(67)	$(55)	$64	$41	$169	$4,097	$386
EOP assets (in billions)	$153	$151	$149	$145	$157	$155	$155	$152	$146	$147	$145	$145	$152
Average assets (in billions)	160	155	152	154	157	158	162	160	155	154	150	155	159
Efficiency ratio	53%	58%	54%	62%	73%	65%	111%	109%	108%	111%	91%	57%	83%
Average allocated TCE (in billions)(3)	$20.2	$20.2	$20.2	$20.2	$21.7	$21.7	$21.7	$21.7	$21.4	$21.4	$21.4	20.2	21.7
RoTCE(3)	33.2%	18.3%	15.2%	14.6%	(3.5%)	12.9%	(1.2%)	(1.0%)	1.2%	0.8%	3.1%	20.3%	1.8%

Revenue by component
Total Investment Banking	$1,591	$1,405	$1,614	$1,479	$823	$660	$502	$525	$675	$501	$693	$6,089	$2,510
Corporate Lending—excluding gain/(loss) on loan hedges(2)(4)	474	446	471	443	662	744	620	553	665	699	698	1,834	2,579
Total Banking revenues (ex-gain/(loss) on loan hedges)(2)(4)	2,065	1,851	2,085	1,922	1,485	1,404	1,122	1,078	1,340	1,200	1,391	7,923	5,089
Gain/(loss) on loan hedges(2)(4)	(78)	(37)	(46)	21	169	494	(56)	(300)	(199)	(66)	(47)	(140)	307
Total Banking revenues including gain/(loss) on loan hedges(2)(4)	$1,987	$1,814	$2,039	$1,943	$1,654	$1,898	$1,066	$778	$1,141	$1,134	$1,344	$7,783	$5,396

Business Metrics—Investment Banking Fees
Advisory	$278	$403	$533	$571	$347	$345	$382	$258	$276	$156	$299	$1,785	$1,332
Equity underwriting (Equity Capital Markets (ECM))	813	444	442	453	183	181	125	132	109	158	123	2,152	621
Debt underwriting (Debt Capital Markets (DCM))	546	549	537	449	387	318	178	217	355	259	272	2,081	1,100
Total	$1,637	$1,396	$1,512	$1,473	$917	$844	$685	$607	$740	$573	$694	$6,018	$3,053

Revenue by geography
North America	$981	$853	$1,093	$1,029	$837	$1,062	$397	$157	$370	$430	$597	$3,956	$2,453
International	1,006	961	946	914	817	836	669	621	771	704	747	3,827	2,943
Total	$1,987	$1,814	$2,039	$1,943	$1,654	$1,898	$1,066	$778	$1,141	$1,134	$1,344	$7,783	$5,396

Key drivers (in billions of dollars)
Average loans	$105	$100	$99	$98	$97	$99	$100	$96	$93	$91	$87	$101	$98
NCLs as a % of average loans	0.26%	0.25%	0.12%	0.23%	0.09%	(0.06%)	0.02%	0.40%	0.05%	0.26%	0.13%	0.21%	0.11%
ACLL as a % of EOP loans(5)	2.25%	1.77%	1.66%	1.56%	1.91%	1.83%	2.01%	1.89%	1.86%	1.77%	1.78%
Average deposits	1	1	1	1	1	1	1	2	1	1	1	1	1

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Banking includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to clients.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(4)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(5)	Excludes loans that are carried at fair value for all periods.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022

Net interest income	$4,076	$3,894	$4,100	$4,215	$4,244	$4,417	$4,665	$4,736	$4,854	$4,883	$5,175	$16,285	$18,062
Fee revenue
Interchange fees	1,642	2,008	2,051	2,193	2,044	2,370	2,354	2,422	2,277	2,482	2,434	7,894	9,190
Card rewards and partner payments	(1,910)	(2,264)	(2,364)	(2,567)	(2,446)	(2,808)	(2,776)	(2,832)	(2,590)	(2,827)	(2,777)	(9,105)	(10,862)
Other	137	126	133	131	132	129	102	99	104	72	75	527	462
Total fee revenue	(131)	(130)	(180)	(243)	(270)	(309)	(320)	(311)	(209)	(273)	(268)	(684)	(1,210)
All other	121	52	46	25	24	26	(12)	(18)	66	9	10	244	20
Total Non-interest revenue	(10)	(78)	(134)	(218)	(246)	(283)	(332)	(329)	(143)	(264)	(258)	(440)	(1,190)
Total revenues, net of interest expense	4,066	3,816	3,966	3,997	3,998	4,134	4,333	4,407	4,711	4,619	4,917	15,845	16,872

Total operating expenses	2,007	2,158	2,204	2,485	2,306	2,419	2,448	2,609	2,529	2,498	2,481	8,854	9,782
Net credit losses on loans	951	818	617	553	681	679	706	852	1,074	1,218	1,343	2,939	2,918
Credit reserve build / (release) for loans	(1,409)	(910)	(804)	(830)	(1,096)	441	305	867	576	303	114	(3,953)	517
Provision for credit losses on unfunded lending commitments	(1)	1	1	(2)	(1)	—	—	—	—	1	(1)	(1)	(1)
Provisions for benefits and claims, and other assets	2	5	3	7	1	4	5	4	(1)	3	3	17	14
Provisions for credit losses and for benefits and claims (PBC)	(457)	(86)	(183)	(272)	(415)	1,124	1,016	1,723	1,649	1,525	1,459	(998)	3,448
Income (loss) from continuing operations before taxes	2,516	1,744	1,945	1,784	2,107	591	869	75	533	596	977	7,989	3,642
Income taxes (benefits)	589	419	457	425	499	147	205	21	131	135	221	1,890	872
Income (loss) from continuing operations	1,927	1,325	1,488	1,359	1,608	444	664	54	402	461	756	6,099	2,770
Noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss)	$1,927	$1,325	$1,488	$1,359	$1,608	$444	$664	$54	$402	$461	$756	$6,099	$2,770
EOP assets (in billions)	$209	$204	$213	$211	$207	$214	$218	$231	$228	$228	$231	$211	$231
Average assets (in billions)	209	207	210	213	207	209	214	223	231	229	230	210	213
Efficiency ratio	49%	57%	56%	62%	58%	59%	56%	59%	54%	54%	50%	56%	58%
Average allocated TCE (in billions)(1)	$21.0	$21.0	$21.0	$21.0	$20.7	$20.7	$20.7	$20.7	$21.9	$21.9	$21.9	21.0	20.7
RoTCE(1)	37.2%	25.3%	28.1%	25.7%	31.5%	8.6%	12.7%	1.0%	7.4%	8.4%	13.7%	29.0%	13.4%

Revenue by component
Branded Cards	$2,113	$1,978	$2,054	$2,091	$2,110	$2,188	$2,275	$2,389	$2,472	$2,357	$2,539	$8,236	$8,962
Retail Services	1,311	1,215	1,284	1,296	1,307	1,306	1,435	1,421	1,610	1,643	1,728	5,106	5,469
Retail Banking	642	623	628	610	581	640	623	597	629	619	650	2,503	2,441
Total	$4,066	$3,816	$3,966	$3,997	$3,998	$4,134	$4,333	$4,407	$4,711	$4,619	$4,917	$15,845	$16,872

Average loans and deposits (in billions)
Average loans	$159	$156	$158	$162	$161	$167	$174	$180	$184	$189	$196	$159	$171
ACLL as a % of EOP loans(2)	8.88%	8.17%	7.67%	6.80%	6.28%	6.19%	6.24%	6.31%	6.62%	6.44%	6.36%
Average deposits	108	113	114	114	118	116	115	111	111	113	110	112	115

(1)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(2)	Excludes loans that are carried at fair value for all periods.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023
U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded Cards	797	907	995	1,069	991	1,069	1,090	1,023	1,164	1,131	1,146
Retail Services	2,204	2,792	2,526	3,126	2,178	2,634	2,339	2,806	1,976	2,393	2,152
Credit card spend volume
Branded Cards	$85.8	$103.5	$106.0	$115.2	$106.8	$121.8	$120.7	$125.3	$115.9	$126.8	$125.2
Retail Services	18.7	23.6	22.7	27.1	21.4	26.1	24.5	27.1	20.8	24.8	23.3
Average loans(1)
Branded Cards	$78.7	$79.4	$81.9	$84.5	$84.0	$87.9	$91.8	$95.4	$96.8	$99.8	$103.2
Retail Services	43.8	42.3	42.4	43.8	44.2	44.8	46.1	48.0	48.8	49.0	50.2
Retail Banking	36.4	34.7	34.1	33.4	33.2	34.5	36.1	36.6	38.0	40.3	42.2
EOP loans(1)
Branded Cards	$78.5	$82.1	$82.8	$87.9	$85.9	$91.6	$93.7	$100.2	$97.1	$103.0	$105.2
Retail Services	42.5	42.7	42.7	46.0	44.1	45.8	46.7	50.5	48.4	50.0	50.5
Retail Banking	35.6	34.3	33.4	33.0	33.3	35.4	35.8	37.1	39.2	41.5	43.1
Total revenues, net of interest expenses as a % of average loans
Branded Cards	10.89%	9.99%	9.95%	9.82%	10.19%	9.98%	9.83%	9.94%	10.36%	9.47%	9.76%
Retail Services	12.14%	11.52%	12.01%	11.74%	11.99%	11.69%	12.35%	11.75%	13.38%	13.45%	13.66%
NII as a % of average loans(2)
Branded Cards	9.54%	8.95%	9.05%	9.01%	9.26%	8.94%	9.06%	9.03%	9.36%	9.01%	9.12%
Retail Services	16.30%	15.76%	16.61%	16.59%	16.99%	17.38%	17.49%	16.93%	17.54%	17.44%	17.77%
NCLs as a % of average loans
Branded Cards	2.84%	2.36%	1.73%	1.33%	1.46%	1.50%	1.50%	1.68%	2.18%	2.47%	2.72%
Retail Services	3.45%	3.09%	2.23%	2.10%	2.31%	2.60%	2.71%	3.30%	4.08%	4.46%	4.53%
Retail Banking	0.30%	0.29%	0.26%	0.44%	1.54%	0.70%	0.47%	0.53%	0.66%	0.59%	0.59%
Loans 90+ days past due as a % of EOP loans
Branded Cards	0.75%	0.56%	0.44%	0.44%	0.47%	0.46%	0.51%	0.63%	0.78%	0.81%	0.92%
Retail Services	1.39%	1.08%	0.99%	1.05%	1.15%	1.16%	1.35%	1.56%	1.76%	1.77%	2.12%
Retail Banking(3)	0.65%	0.61%	0.60%	0.62%	0.56%	0.52%	0.51%	0.45%	0.42%	0.39%	0.38%
Loans 30-89 days past due as a % of EOP loans
Branded Cards	0.62%	0.43%	0.45%	0.46%	0.49%	0.47%	0.59%	0.69%	0.76%	0.81%	0.97%
Retail Services	1.21%	0.97%	1.10%	1.17%	1.27%	1.27%	1.53%	1.62%	1.66%	1.81%	2.13%
Retail Banking(3)	0.55%	0.69%	0.68%	0.57%	0.53%	0.55%	0.58%	0.57%	0.47%	0.57%	0.55%
Branches (actual)	687	659	658	658	658	658	653	654	653	653	652
Mortgage originations	$4.4	$4.1	$3.4	$3.4	$3.1	$4.1	$4.2	$2.7	$3.3	$4.5	$3.9

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.
(3)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022

Net interest income	$1,120	$1,124	$1,106	$1,141	$1,182	$1,192	$1,204	$1,166	$1,121	$1,113	$1,182	$4,491	$4,744
Fee revenue
Commissions and fees	452	422	387	347	364	335	272	247	305	307	302	1,608	1,218
Other	220	232	236	211	234	228	206	198	174	207	217	899	866
Total fee revenue	672	654	623	558	598	563	478	445	479	514	519	2,507	2,084
All other	147	120	171	106	152	165	191	112	166	172	154	544	620
Total Non-interest revenue	819	774	794	664	750	728	669	557	645	686	673	3,051	2,704
Total revenues, net of interest expense	1,939	1,898	1,900	1,805	1,932	1,920	1,873	1,723	1,766	1,799	1,855	7,542	7,448
Total operating expenses	1,274	1,320	1,328	1,459	1,472	1,469	1,532	1,585	1,626	1,660	1,711	5,381	6,058
Net credit losses on loans	39	44	24	15	10	20	17	56	20	23	24	122	103
Credit reserve build / (release) for loans	(133)	(130)	(32)	(36)	34	197	55	(96)	(69)	30	(19)	(331)	190
Provision for credit losses on unfunded lending commitments	(10)	4	(8)	(1)	(1)	13	19	(19)	(6)	1	(8)	(15)	12
Provisions for benefits and claims, and other assets	4	(2)	(2)	(2)	(4)	1	2	2	(3)	—	1	(2)	1
Provisions for credit losses and for benefits and claims (PBC)	(100)	(84)	(18)	(24)	39	231	93	(57)	(58)	54	(2)	(226)	306
Income from continuing operations before taxes	765	662	590	370	421	220	248	195	198	85	146	2,387	1,084
Income taxes	153	118	101	47	65	18	31	20	39	21	28	419	134
Income from continuing operations	612	544	489	323	356	202	217	175	159	64	118	1,968	950
Noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income	$612	$544	$489	$323	$356	$202	$217	$175	$159	$64	$118	$1,968	$950
EOP assets (in billions)	$249	$244	$261	$250	$266	$261	$258	$259	$258	$241	$236	$250	$259
Average assets (in billions)	246	248	260	258	263	261	255	258	261	251	240	253	259
Efficiency ratio	66%	70%	70%	81%	76%	77%	82%	92%	92%	92%	92%	71%	81%
Average allocated TCE (in billions)(1)	$12.9	$12.9	$12.9	$12.9	$13.9	$13.9	$13.9	$13.9	$13.4	$13.4	$13.4	12.9	13.9
RoTCE(1)	19.2%	16.9%	15.0%	9.9%	10.4%	5.8%	6.2%	5.0%	4.8%	1.9%	3.5%	15.3%	6.8%

Revenue by component
Private Bank	$789	$752	$728	$701	$794	$759	$660	$599	$568	$605	$617	$2,970	$2,812
Wealth at Work	171	171	172	177	183	170	182	195	193	224	234	691	730
Citigold	979	975	1,000	927	955	991	1,031	929	1,005	970	1,004	3,881	3,906
Total	$1,939	$1,898	$1,900	$1,805	$1,932	$1,920	$1,873	$1,723	$1,766	$1,799	$1,855	$7,542	$7,448

Revenue by geography
North America	$946	$953	$924	$944	$997	$987	$977	$966	$900	$904	$953	$3,767	$3,927
International	993	945	976	861	935	933	896	757	866	895	902	3,775	3,521
Total	$1,939	$1,898	$1,900	$1,805	$1,932	$1,920	$1,873	$1,723	$1,766	$1,799	$1,855	$7,542	$7,448

Key drivers (in billions of dollars)

EOP Client balances
Client investment assets(2)	$480	$505	$494	$507	$478	$440	$417	$443	$459	$470	$471
Deposits	293	304	317	329	332	312	312	325	322	315	307
Loans	145	150	150	151	150	149	151	149	150	151	151
Total	$918	$959	$961	$987	$960	$901	$880	$917	$931	$936	$929

ACLL as a % of EOP loans	0.59%	0.49%	0.47%	0.44%	0.47%	0.60%	0.65%	0.59%	0.52%	0.54%	0.53%

(1)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.
(2)	Includes Assets under management, and trust and custody assets.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Net interest income	$1,531	$1,649	$1,717	$1,649	$1,611	$1,773	$2,062	$2,222	$2,205	$2,141	$1,801	$6,546	$7,668
Non-interest revenue(4)(5)(6)(7)	747	868	576	725	582	368	154	216	406	366	412	2,916	1,320
Total revenues, net of interest expense	2,278	2,517	2,293	2,374	2,193	2,141	2,216	2,438	2,611	2,507	2,213	9,462	8,988
Total operating expenses(8)	2,302	2,289	2,396	2,316	2,267	2,268	2,284	2,325	2,258	2,229	2,164	9,303	9,144
Net credit losses on loans	583	390	294	217	204	183	199	186	198	198	238	1,484	772
Credit reserve build / (release) for loans	(582)	(594)	(355)	(120)	(405)	(28)	(16)	(39)	—	77	(19)	(1,651)	(488)
Provision for credit losses on unfunded lending commitments	(9)	(8)	7	(9)	259	(111)	(32)	4	(19)	(9)	(5)	(19)	120
Provisions for benefits and claims, HTM debt securities and other assets	49	10	16	23	31	19	31	13	285	(67)	(10)	98	94
Provisions for credit losses and for benefits and claims (PBC)	41	(202)	(38)	111	89	63	182	164	464	199	204	(88)	498
Income (loss) from continuing operations before taxes	(65)	430	(65)	(53)	(163)	(190)	(250)	(51)	(111)	79	(155)	247	(654)
Income taxes (benefits)(9)	(3)	(396)	(177)	(236)	(375)	(236)	(320)	(121)	(292)	(7)	(53)	(812)	(1,052)
Income (loss) from continuing operations	(62)	826	112	183	212	46	70	70	181	86	(102)	1,059	398
Income (loss) from discontinued operations, net of taxes(10)	(2)	10	(1)	—	(2)	(221)	(6)	(2)	(1)	(1)	2	7	(231)
Noncontrolling interests	5	5	14	(3)	—	(3)	10	(3)	9	—	9	21	4
Net income (loss)	$(69)	$831	$97	$186	$210	$(172)	$54	$71	$171	$85	$(109)	$1,045	$163
EOP assets (in billions)	$241	$251	$243	$243	$242	$234	$230	$226	$229	$218	$209	$243	$226
Average assets (in billions)	226	245	240	243	242	238	228	234	223	217	211	239	236
Efficiency ratio	101%	91%	104%	98%	103%	106%	103%	95%	86%	89%	98%	98%	102%
Average allocated TCE (in billions)(11)	31.7	33.9	34.4	34.0	24.9	24.0	25.1	26.5	28.3	31.3	32.5	33.3	25.5

Revenue by reporting unit and component
Asia Consumer	$1,028	$1,007	$951	$928	$804	$786	$760	$576	$503	$475	$289	$3,914	$2,926
Mexico Consumer/SBMM	1,110	1,150	1,137	1,140	1,110	1,154	1,137	1,221	1,288	1,407	1,522	4,537	4,622
Legacy Holdings Assets	27	39	43	77	4	(128)	11	32	8	5	(9)	186	(81)
Corporate/Other	113	321	162	229	275	329	308	609	812	620	411	825	1,521
Total	$2,278	$2,517	$2,293	$2,374	$2,193	$2,141	$2,216	$2,438	$2,611	$2,507	$2,213	$9,462	$8,988

Asia Consumer – Key Indicators (in billions of dollars)
EOP loans	$54.0	$53.5	$42.9	$41.1	$19.5	$17.3	$13.4	$13.3	$10.0	$9.1	$8.0
EOP deposits	54.6	54.0	46.6	43.3	17.5	17.2	14.6	14.5	14.4	12.2	10.8
Average loans	54.9	54.2	46.4	42.3	23.1	18.2	15.2	13.2	12.1	9.5	8.6
NCLs as a % of average loans	1.67%	1.13%	1.10%	0.96%	0.79%	0.77%	1.02%	1.23%	1.47%	1.73%	1.43%
Loans 90+ days past due as a % of EOP loans	0.68%	0.65%	0.60%	0.51%	0.28%	0.29%	0.35%	0.37%	0.55%	0.55%	0.61%
Loans 30-89 days past due as a % of EOP loans	0.85%	0.87%	0.80%	0.69%	0.32%	0.40%	0.47%	0.53%	0.65%	0.66%	0.73%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.1	$20.0	$19.4	$20.0	$20.7	$20.6	$20.7	$21.9	$24.0	$26.0	$26.0
EOP deposits	32.6	33.0	31.4	32.7	33.9	35.5	35.8	36.5	38.3	40.8	40.0
Average loans	20.6	20.2	19.6	19.4	19.6	20.5	20.4	21.3	22.8	24.7	26.0
NCLs as a % of average loans	7.38%	5.14%	3.70%	2.72%	2.55%	2.15%	2.64%	2.48%	2.63%	2.52%	2.95%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	2.35%	1.84%	1.52%	1.38%	1.32%	1.29%	1.26%	1.28%	1.24%	1.37%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	2.08%	1.60%	1.46%	1.30%	1.30%	1.18%	1.23%	1.26%	1.26%	1.28%	1.33%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$6.1	$5.0	$4.2	$3.9	$3.7	$3.2	$3.2	$3.0	$2.8	$2.7	$2.5

(1)	Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's sales of its Asia consumer banking businesses and the divestiture of Mexico consumer banking, small business and middle markets within Legacy Franchises. See page 14 for additional information.
(3)	Certain of the results of operations of All Other—Managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 9 on page 14.
(5)	See footnote 7 on page 14.
(6)	See footnote 5 on page 14.
(7)	See footnote 2 on page 14.
(8)	See footnote 3 on page 14.
(9)	See footnote 6 on page 1.
(10)	See footnote 7 on page 1.
(11)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Net interest income	$1,487	$1,540	$1,472	$1,475	$1,449	$1,431	$1,354	$1,302	$1,256	$1,305	$1,262	$5,974	$5,536
Non-interest revenue(4)(5)(6)(7)	678	656	659	670	469	381	554	527	543	582	540	2,663	1,931
Total revenues, net of interest expense	2,165	2,196	2,131	2,145	1,918	1,812	1,908	1,829	1,799	1,887	1,802	8,637	7,467
Total operating expenses(8)	1,730	1,766	1,727	1,782	1,712	1,818	1,716	1,748	1,664	1,685	1,663	7,005	6,994
Net credit losses on loans	583	390	294	217	204	183	199	186	198	198	238	1,484	772
Credit reserve build / (release) for loans	(582)	(594)	(355)	(120)	(405)	(28)	(16)	(39)	—	77	(19)	(1,651)	(488)
Provision for credit losses on unfunded lending commitments	(9)	(8)	7	(9)	259	(111)	(32)	4	(19)	(9)	(5)	(19)	120
Provisions for benefits and claims, HTM debt securities and other assets	52	8	17	23	31	19	28	13	174	46	(9)	100	91
Provisions for credit losses and for benefits and claims (PBC)	44	(204)	(37)	111	89	63	179	164	353	312	205	(86)	495
Income (loss) from continuing operations before taxes	391	634	441	252	117	(69)	13	(83)	(218)	(110)	(66)	1,718	(22)
Income taxes (benefits)	116	191	96	(156)	(54)	(1)	(38)	(52)	(159)	(58)	24	247	(145)
Income (loss) from continuing operations	275	443	345	408	171	(68)	51	(31)	(59)	(52)	(90)	1,471	123
Noncontrolling interests	(3)	(2)	(1)	(4)	(2)	2	—	3	2	3	2	(10)	3
Net income (loss)	$278	$445	$346	$412	$173	$(70)	$51	$(34)	$(61)	$(55)	$(92)	$1,481	$120
EOP assets (in billions)	$128	$130	$123	$123	$120	$106	$99	$95	$92	$91	$78	$123	$95
Average assets (in billions)	128	128	125	122	122	114	102	97	95	90	85	126	109
Efficiency ratio	80%	80%	81%	83%	89%	100%	90%	96%	92%	89%	92%	81%	94%
Allocated TCE (in billions)(9)	12.0	12.0	12.0	12.0	11.1	11.1	11.1	11.1	10.0	10.0	10.0	12.0	11.1

Revenue by reporting unit and component
Asia Consumer	$1,028	$1,007	$951	$928	$804	$786	$760	$576	$503	$475	$289	$3,914	$2,926
Mexico Consumer/SBMM	1,110	1,150	1,137	1,140	1,110	1,154	1,137	1,221	1,288	1,407	1,522	4,537	4,622
Legacy Holdings Assets	27	39	43	77	4	(128)	11	32	8	5	(9)	186	(81)
Total	$2,165	$2,196	$2,131	$2,145	$1,918	$1,812	$1,908	$1,829	$1,799	$1,887	$1,802	$8,637	$7,467

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$54.0	$53.5	$42.9	$41.1	$19.5	$17.3	$13.4	$13.3	$10.0	$9.1	$8.0
EOP deposits	54.6	54.0	46.6	43.3	17.5	17.2	14.6	14.5	14.4	12.2	10.8
Average loans	54.9	54.2	46.4	42.3	23.1	18.2	15.2	13.2	12.1	9.5	8.6
NCLs as a % of average loans	1.67%	1.13%	1.10%	0.96%	0.79%	0.77%	1.02%	1.23%	1.47%	1.73%	1.43%
Loans 90+ days past due as a % of EOP loans	0.68%	0.65%	0.60%	0.51%	0.28%	0.29%	0.35%	0.37%	0.55%	0.55%	0.61%
Loans 30-89 days past due as a % of EOP loans	0.85%	0.87%	0.80%	0.69%	0.32%	0.40%	0.47%	0.53%	0.65%	0.66%	0.73%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.1	$20.0	$19.4	$20.0	$20.7	$20.6	$20.7	$21.9	$24.0	$26.0	$26.0
EOP deposits	32.6	33.0	31.4	32.7	33.9	35.5	35.8	36.5	38.3	40.8	40.0
Average loans	20.6	20.2	19.6	19.4	19.6	20.5	20.4	21.3	22.8	24.7	26.0
NCLs as a % of average loans	7.38%	5.14%	3.70%	2.72%	2.55%	2.15%	2.64%	2.48%	2.63%	2.52%	2.95%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	2.35%	1.84%	1.52%	1.38%	1.32%	1.29%	1.26%	1.28%	1.24%	1.37%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	2.08%	1.60%	1.46%	1.30%	1.30%	1.18%	1.23%	1.26%	1.26%	1.28%	1.33%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$6.1	$5.0	$4.2	$3.9	$3.7	$3.2	$3.2	$3.0	$2.8	$2.7	$2.5

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's sales of its Asia consumer banking businesses and the divestiture of Mexico consumer banking, small business and middle markets within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—Managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit or has exited (Asia Consumer); the consumer, small business and middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(4)	See footnote 9 on page 14.
(5)	See footnote 7 on page 14.
(6)	See footnote 5 on page 14.
(7)	See footnote 2 on page 14.
(8)	See footnote 3 on page 14.
(9)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022
Net interest income	$44	$109	$245	$174	$162	$342	$708	$920	$949	$836	$539	$572	$2,132
Non-interest revenue	69	212	(83)	55	113	(13)	(400)	(311)	(137)	(216)	(128)	253	(611)
Total revenues, net of interest expense	113	321	162	229	275	329	308	609	812	620	411	825	1,521
Total operating expenses	572	523	669	534	555	450	568	577	594	544	501	2,298	2,150
Provisions for HTM debt securities and other assets	(3)	2	(1)	—	—	—	3	—	111	(113)	(1)	(2)	3
Income (loss) from continuing operations before taxes	(456)	(204)	(506)	(305)	(280)	(121)	(263)	32	107	189	(89)	(1,471)	(632)
Income taxes (benefits)(2)	(119)	(587)	(273)	(80)	(321)	(235)	(282)	(69)	(133)	51	(77)	(1,059)	(907)
Income (loss) from continuing operations	(337)	383	(233)	(225)	41	114	19	101	240	138	(12)	(412)	275
Income (loss) from discontinued operations, net of taxes(3)	(2)	10	(1)	—	(2)	(221)	(6)	(2)	(1)	(1)	2	7	(231)
Noncontrolling interests	8	7	15	1	2	(5)	10	(6)	7	(3)	7	31	1
Net income (loss)	$(347)	$386	$(249)	$(226)	$37	$(102)	$3	$105	$232	$140	$(17)	$(436)	$43
EOP assets (in billions)	$113	$121	$120	$120	$122	$128	$131	$131	$137	$127	$131	$120	$131
Average allocated TCE (in billions)(4)	19.7	21.9	22.4	22.0	13.8	12.9	14.0	15.4	18.3	21.3	22.5	21.3	14.4

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	See footnote 6 on page 1.
(3)	See footnote 7 on page 1.
(4)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE

Reclassified to conform to the current period's presentation.

RECONCILING ITEMS(1)

(Divestiture-related Impacts)

(In millions of dollars, except as otherwise noted)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021(2)	2021(3)	2022(4)	2022	2022(5)	2022(6)	2023(7)	2023(8)	2023(9)	2021	2022

Net interest income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Non-interest revenue	—	—	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(670)	854
Total revenues, net of interest expense	—	—	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(670)	854
Total operating expenses	—	—	—	1,171	559	(28)	107	58	73	79	114	1,171	696
Net credit losses on loans	—	—	(5)	(1)	(53)	(50)	(35)	(18)	(12)	(8)	(19)	(6)	(156)
Credit reserve build / (release) for loans	—	—	28	2	259	—	22	(22)	3	(3)	2	30	259
Provision for credit losses on unfunded lending commitments	—	—	—	—	(135)	108	1	(1)	1	(1)	—	—	(27)
Provisions for benefits and claims, HTM debt securities and other assets	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for credit losses and for benefits and claims (PBC)	—	—	23	1	71	58	(12)	(41)	(8)	(12)	(17)	24	76
Income (loss) from continuing operations before taxes	—	—	(680)	(1,185)	(677)	48	519	192	953	(73)	299	(1,865)	82
Income taxes (benefits)	—	—	(100)	(123)	(89)	13	263	79	305	19	85	(223)	266
Income (loss) from continuing operations	—	—	(580)	(1,062)	(588)	35	256	113	648	(92)	214	(1,642)	(184)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss)	$—	$—	$(580)	$(1,062)	$(588)	$35	$256	$113	$648	$(92)	$214	$(1,642)	$(184)

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected on Citi's Consolidated Statement of Income on page 2 for each respective line item.

(2)

3Q21 includes an approximate $680 million loss on sale (approximately $580 million after-tax), related to Citi's agreement to sell its Australian consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021.

(3)

4Q21 includes an approximate $1.052 billion in expenses (approximately $792 million after-tax), primarily related to charges incurred from the voluntary early retirement program (VERP) in connection with the wind-down of Citi's consumer banking business in Korea. For additional information, see Citi's Annual Report on Form 10-K for the annual period ended December 31, 2021.

(4)

1Q22 includes an approximate $535 million ($489 million after-tax) goodwill write-down due to re-segmentation and timing of Asia consumer banking business divestitures. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022.

(5)

3Q22 includes an approximate $616 million gain on sale recorded in revenue (approximately $290 million after various taxes) related to Citi's sale of the Philippines consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022

(6)

4Q22 includes an approximate $209 million (approximately $115 million after various taxes) gain on sale recorded in revenue related to Citi's sale of the Thailand consumer banking business. For additional information, see Citi's Annual Report on Form 10-K for the annual period ended December 31, 2022.

(7)

1Q23 includes an approximate $1.059 billion gain on sale recorded in revenue (approximately $727 million after various taxes) related to Citi's sale of the India consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.

(8)

2Q23 includes approximately $79 million in expenses (approximately $57 million after-tax), primarily related to separation costs in Mexico and severance costs in Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.

(9)

3Q23 includes an approximate $403 million gain on sale recorded in revenue (approximately $284 million after various taxes) related to Citi's sale of the Taiwan consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate(4)
In millions of dollars, except as otherwise noted	3Q22	2Q23	3Q23	3Q22	2Q23	3Q23	3Q22		2Q23		3Q23
Assets
Deposits with banks	$256,444	$310,047	$260,159	$1,218	$3,049	$2,645	1.88%		3.94%		4.03%
Securities borrowed and purchased under resale agreements(5)	361,719	365,704	352,608	2,176	6,254	7,363	2.39%		6.86%		8.28%
Trading account assets(6)	272,996	329,229	345,864	1,991	3,752	3,893	2.89%		4.57%		4.47%
Investments	513,414	507,949	508,854	3,010	4,456	4,727	2.33%		3.52%		3.69%
Consumer loans	356,347	367,852	375,632	7,380	8,962	9,609	8.22%		9.77%		10.15%
Corporate loans	298,371	285,739	286,654	3,430	5,102	5,447	4.56%		7.16%		7.54%
Total loans (net of unearned income)(7)	654,718	653,591	662,286	10,810	14,064	15,056	6.55%		8.63%		9.02%
Other interest-earning assets	110,619	85,083	76,400	760	1,085	1,176	2.73%		5.11%		6.11%
Total average interest-earning assets	$2,169,910	$2,251,603	$2,206,171	$19,965	$32,660	$34,860	3.65%		5.82%		6.27%

Liabilities
Deposits	$1,075,359	$1,132,211	$1,121,163	$3,270	$8,727	$9,630	1.21%		3.09%		3.41%
Securities loaned and sold under repurchase agreements(5)	207,190	262,147	275,123	1,251	4,953	6,090	2.40%		7.58%		8.78%
Trading account liabilities(6)	128,525	128,354	111,367	472	870	892	1.46%		2.72%		3.18%
Short-term borrowings and other interest-bearing liabilities	154,322	126,734	117,435	745	1,777	1,956	1.92%		5.62%		6.61%
Long-term debt(8)	169,329	162,327	158,485	1,618	2,420	2,441	3.79%		5.98%		6.11%
Total average interest-bearing liabilities	$1,734,725	$1,811,773	$1,783,573	$7,356	$18,747	$21,009	1.68%		4.15%		4.67%

Net interest income as a % of average interest-earning assets (NIM)(8)				$12,609	$13,913	$13,851	2.31%		2.48%		2.49%

3Q23 increase (decrease) from:							18	bps	1	bps

(1)

Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $46 million for 3Q22, $13 million for 2Q23 and $23 million for 3Q23.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(6)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest revenue. Interest revenue and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(7)	Nonperforming loans are included in the average loan balances.
(8)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023

Corporate loans by region
North America	$126.7	$127.5	$127.7	$126.7	$129.2	$129.9	$125.9	$127.8	$125.1	$121.7	$123.0
International	163.8	168.5	167.8	164.5	180.1	171.8	162.5	161.4	163.2	164.3	165.6
Total corporate loans	$290.5	$296.0	$295.5	$291.2	$309.3	$301.7	$288.4	$289.2	$288.3	$286.0	$288.6

Corporate loans by segment and reporting unit
Services	$72.7	$77.5	$79.8	$75.2	$86.6	$85.9	$80.4	$76.6	$80.1	$83.6	$83.4
Markets	111.0	115.9	111.4	115.1	115.7	109.2	108.6	114.2	111.5	107.2	112.8
Banking	100.1	96.1	97.9	94.2	99.9	99.5	92.4	91.3	89.0	87.0	84.2
All Other - Legacy Franchises - Mexico SBMM	6.7	6.5	6.4	6.7	7.1	7.1	7.0	7.1	7.7	8.2	8.2
Total corporate loans	$290.5	$296.0	$295.5	$291.2	$309.3	$301.7	$288.4	$289.2	$288.3	$286.0	$288.6

U.S. Personal Banking
Branded Cards	$78.5	$82.1	$82.8	$87.9	$85.9	$91.6	$93.7	$100.2	$97.1	$103.0	$105.2
Retail Services	42.5	42.7	42.7	46.0	44.1	45.8	46.7	50.5	48.4	50.0	50.5
Retail Banking	35.6	34.3	33.4	33.0	33.3	35.4	35.8	37.1	39.2	41.5	43.1
Total USPB	$156.6	$159.1	$158.9	$166.9	$163.3	$172.8	$176.2	$187.8	$184.7	$194.5	$198.8

Wealth by region
North America	$88.1	$91.7	$92.1	$92.8	$94.1	$94.6	$99.3	$98.2	$98.9	$99.5	$101.1
International	57.3	58.0	58.2	58.5	56.1	54.2	51.8	51.0	51.0	51.0	49.5
Total Wealth	$145.4	$149.7	$150.3	$151.3	$150.2	$148.8	$151.1	$149.2	$149.9	$150.5	$150.6

All Other - Consumer
Asia Consumer(3)	$54.0	$53.5	$42.9	$41.1	$19.5	$17.3	$13.4	$13.3	$10.0	$9.1	$8.0
Mexico Consumer	13.4	13.5	13.0	13.3	13.6	13.5	13.7	14.8	16.3	17.8	17.8
Legacy Holdings Assets	6.1	5.0	4.2	3.9	3.7	3.2	3.2	3.0	2.8	2.7	2.5
Total	$73.5	$72.0	$60.1	$58.3	$36.8	$34.0	$30.3	$31.1	$29.1	$29.6	$28.3

Total consumer loans	$375.5	$380.8	$369.3	$376.5	$350.3	$355.6	$357.6	$368.1	$363.7	$374.6	$377.7

Total loans - EOP	$666.0	$676.8	$664.8	$667.8	$659.7	$657.3	$646.0	$657.2	$652.0	$660.6	$666.3

Total loans - average	$666.0	$670.3	$668.5	$667.4	$648.6	$657.5	$654.7	$652.5	$653.7	$653.6	$662.3

NCLs as a % of total average loans	1.06%	0.79%	0.57%	0.51%	0.55%	0.52%	0.54%	0.72%	0.81%	0.92%	0.98%

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises-Mexico SBMM that are included in Corporate loans.
(2)

Consumer loans include loans managed by USPB, Wealth and All Other-Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans) that are included in Consumer loans.

(3)	Asia Consumer also includes loans in Poland and Russia.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023

Services, Markets, and Banking by region
North America	$385.1	$379.1	$408.0	$382.8	$390.5	$404.3	$391.0	$405.5	$394.7	$393.2	$371.5
International	413.1	419.4	424.6	406.6	435.0	424.4	405.9	439.9	424.7	425.0	410.8
Total	$798.2	$798.5	$832.6	$789.4	$825.5	$828.7	$796.9	$845.4	$819.4	$818.2	$782.3

Treasury and Trade Solutions	$644.5	$640.3	$674.2	$633.2	$664.2	$670.3	$647.1	$701.3	$670.9	$671.4	$643.0
Securities Services	129.9	135.2	136.7	133.8	138.7	136.3	127.8	119.8	124.2	124.4	113.7
Services	$774.4	$775.5	$810.9	$767.0	$802.9	$806.6	$774.9	$821.1	$795.1	$795.8	$756.7
Markets	22.2	21.5	20.6	21.4	21.5	20.9	20.5	22.6	23.0	21.5	24.7
Banking	1.6	1.5	1.1	1.0	1.1	1.2	1.5	1.7	1.3	0.9	0.9
Total	$798.2	$798.5	$832.6	$789.4	$825.5	$828.7	$796.9	$845.4	$819.4	$818.2	$782.3

U.S Personal Banking	$112.9	$113.1	$113.5	$116.8	$119.5	$115.7	$115.2	$112.5	$114.7	$112.3	$108.9

Wealth
North America	$176.4	$184.7	$194.8	$206.9	$206.1	$190.3	$187.7	$193.9	$192.6	$184.7	$183.8
International	117.0	119.2	121.7	122.3	126.0	121.6	124.4	131.4	129.6	129.8	123.6
Total	$293.4	$303.9	$316.5	$329.2	$332.1	$311.9	$312.1	$325.3	$322.2	$314.5	$307.4

All Other
Legacy Franchises
Asia Consumer(1)	$54.6	$54.0	$46.6	$43.3	$17.5	$17.2	$14.6	$14.5	$14.4	$12.2	$10.8
Mexico Consumer/SBMM	32.6	33.0	31.4	32.7	33.9	35.5	35.8	36.5	38.3	40.8	40.0
Legacy Holdings Assets	—	—	—	—	—	—	—	—	—	—	—
Corporate/Other	9.3	7.8	6.9	5.8	5.2	12.8	31.9	31.8	21.5	21.9	24.1
Total	$96.5	$94.8	$84.9	$81.8	$56.6	$65.5	$82.3	$82.8	$74.2	$74.9	$74.9

Total deposits - EOP	$1,301.0	$1,310.3	$1,347.5	$1,317.2	$1,333.7	$1,321.8	$1,306.5	$1,366.0	$1,330.5	$1,319.9	$1,273.5

Total deposits - average	$1,304.0	$1,321.3	$1,343.0	$1,370.3	$1,334.3	$1,322.5	$1,315.9	$1,361.1	$1,363.2	$1,338.2	$1,315.1

(1)	Asia Consumer also includes deposits of Poland and Russia.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

	Balance	Builds (releases)					FY 2022	Balance	Builds (Releases)				YTD 2023	Balance	ACLL/EOP Loans
	12/31/21	1Q22	2Q22	3Q22	4Q22	FY 2022	FX/Other	12/31/22	1Q23	2Q23	3Q23	YTD 2023	FX/Other(1)	9/30/23	9/30/23
Allowance for credit losses on loans (ACLL)
Services	$183	$241	$(7)	$(107)	$1	$128	$45	$356	$(72)	$(14)	$6	$(80)	$(2)	$274
Markets	588	(80)	8	117	35	80	(35)	633	63	(24)	124	163	9	805
Banking	1,470	435	(77)	65	(153)	270	(14)	1,726	(66)	(112)	(29)	(207)	(20)	1,499
Legacy Franchises corporate (Mexico SBMM)	174	5	(3)	(34)	(7)	(39)	5	140	(10)	(2)	1	(11)	10	139
Total corporate ACLL	$2,415	$601	$(79)	$41	$(124)	$439	$1	$2,855	$(85)	$(152)	$102	$(135)	$(3)	$2,717	0.97%
U.S. Cards	$10,840	$(1,009)	$447	$303	$814	$555	$(2)	$11,393	$536	$276	$128	$940	$(173)	$12,160	7.81%
Retail Banking	514	(87)	(6)	2	53	(38)	(29)	447	40	27	(14)	53	(29)	471
Total USPB	$11,354	$(1,096)	$441	$305	$867	$517	$(31)	$11,840	$576	$303	$114	$993	$(202)	$12,631
Wealth	667	34	197	55	(96)	190	26	883	(69)	30	(19)	(58)	(31)	794
All Other - consumer	2,019	(151)	(25)	40	(54)	(190)	(433)	1,396	13	76	(18)	71	20	1,487
Total consumer ACLL	$14,040	$(1,213)	$613	$400	$717	$517	$(438)	$14,119	$520	$409	$77	$1,006	$(213)	$14,912	3.95%
Total ACLL	$16,455	$(612)	$534	$441	$593	$956	$(437)	$16,974	$435	$257	$179	$871	$(216)	$17,629	2.68%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,871	$474	$(159)	$(71)	$47	$291	$(11)	$2,151	$(194)	$(96)	$(54)	$(344)	$(1)	$1,806
Total ACLL and ACLUC (EOP)	18,326							19,125						19,435
Other(2)	148	(6)	27	83	5	109	(14)	243	408	145	53	606	(56)	793
Total allowance for credit losses (ACL)	$18,474	$(144)	$402	$453	$645	$1,356	$(462)	$19,368	$649	$306	$178	$1,133	$(273)	$20,228

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures. See page 19.
(2)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

												Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Year	Year
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2021	2022

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$24,956	$21,638	$19,238	$17,715	$16,455	$15,393	$15,952	$16,309	$16,974	$17,169	$17,496	$24,956	$16,455
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	—	—	—	—	—	—	—	—	(352)	—	—	—	—
Adjusted ACLL at beginning of period	24,956	21,638	19,238	17,715	16,455	15,393	15,952	16,309	16,622	17,169	17,496	24,956	16,455
Gross credit (losses) on loans	(2,208)	(1,844)	(1,389)	(1,279)	(1,240)	(1,212)	(1,237)	(1,467)	(1,634)	(1,879)	(2,000)	(6,720)	(5,156)
Gross recoveries on loans	460	524	428	413	368	362	350	287	332	375	363	1,825	1,367
Net credit (losses) / recoveries on loans (NCLs)	(1,748)	(1,320)	(961)	(866)	(872)	(850)	(887)	(1,180)	(1,302)	(1,504)	(1,637)	(4,895)	(3,789)
Replenishment of NCLs	1,748	1,320	961	866	872	850	887	1,180	1,302	1,504	1,637	4,895	3,789
Net reserve builds / (releases) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	534	441	593	435	257	179	(7,998)	956
Provision for credit losses on loans (PCLL)	(1,479)	(1,126)	(188)	(310)	260	1,384	1,328	1,773	1,737	1,761	1,816	(3,103)	4,745
Other, net(2)(3)(4)(5)(6)(7)	(91)	46	(374)	(84)	(450)	25	(84)	72	112	70	(46)	(503)	(437)
ACLL at end of period (a)	$21,638	$19,238	$17,715	$16,455	$15,393	$15,952	$16,309	$16,974	$17,169	$17,496	$17,629	$16,455	$16,974
Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$2,012	$2,073	$2,063	$1,871	$2,343	$2,193	$2,089	$2,151	$1,959	$1,862	$1,806	$1,871	$2,151

Provision (release) for credit losses on unfunded lending commitments	$(626)	$44	$(13)	$(193)	$474	$(159)	$(71)	$47	$(194)	$(96)	$(54)	$(788)	$291

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$23,650	$21,311	$19,778	$18,326	$17,736	$18,145	$18,398	$19,125	$19,128	$19,358	$19,435	$18,326	$19,125

Total ACLL as a percentage of total loans(9)	3.29%	2.88%	2.69%	2.49%	2.35%	2.44%	2.54%	2.60%	2.65%	2.67%	2.68%

Consumer
ACLL at beginning of period	$20,180	$18,096	$16,566	$15,105	$14,040	$12,368	$12,983	$13,361	$14,119	$14,389	$14,866	$20,180	$14,040
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	—	—	—	—	—	—	—	—	(352)	—	—	—	—
Adjusted ACLL at beginning of period	20,180	18,096	16,566	15,105	14,040	12,368	12,983	13,361	13,767	14,389	14,866	20,180	14,040

NCLs	(1,563)	(1,243)	(922)	(781)	(841)	(827)	(881)	(1,062)	(1,280)	(1,429)	(1,579)	(4,509)	(3,611)
Replenishment of NCLs	1,563	1,243	922	781	841	827	881	1,062	1,280	1,429	1,579	4,509	3,611
Net reserve builds / (releases) for loans	(2,000)	(1,583)	(1,102)	(983)	(1,213)	613	400	717	520	409	77	(5,668)	517
Provision for credit losses on loans (PCLL)	(437)	(340)	(180)	(202)	(372)	1,440	1,281	1,779	1,800	1,838	1,656	(1,159)	4,128
Other, net(2)(3)(4)(5)(6)(7)	(84)	53	(359)	(82)	(459)	2	(22)	41	102	68	(31)	(472)	(438)
ACLL at end of period (b)	$18,096	$16,566	$15,105	$14,040	$12,368	$12,983	$13,361	$14,119	$14,389	$14,866	$14,912	$14,040	$14,119

Consumer ACLUC(8) (b)	$42	$44	$35	$29	$139	$165	$143	$120	$101	$88	$65	$29	$120

Provision (release) for credit losses on unfunded lending commitments	$(15)	$1	$(9)	$(5)	$109	$19	$(8)	$(20)	$(17)	$(4)	$(20)	$(28)	$100

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$18,138	$16,610	$15,140	$14,069	$12,507	$13,148	$13,504	$14,239	$14,490	$14,954	$14,977	$14,069	$14,239

Consumer ACLL as a percentage of total consumer loans	4.82%	4.35%	4.09%	3.73%	3.53%	3.65%	3.74%	3.84%	3.96%	3.97%	3.95%

Corporate
ACLL at beginning of period	$4,776	$3,542	$2,672	$2,610	$2,415	$3,025	$2,969	$2,948	$2,855	$2,780	$2,630	$4,776	$2,415

NCLs	(185)	(77)	(39)	(85)	(31)	(23)	(6)	(118)	(22)	(75)	(58)	(386)	(178)
Replenishment of NCLs	185	77	39	85	31	23	6	118	22	75	58	386	178
Net reserve builds / (releases) for loans	(1,227)	(863)	(47)	(193)	601	(79)	41	(124)	(85)	(152)	102	(2,330)	439
Provision for credit losses on loans (PCLL)	(1,042)	(786)	(8)	(108)	632	(56)	47	(6)	(63)	(77)	160	(1,944)	617
Other, net(2)	(7)	(7)	(15)	(2)	9	23	(62)	31	10	2	(15)	(31)	1
ACLL at end of period (c)	$3,542	$2,672	$2,610	$2,415	$3,025	$2,969	$2,948	$2,855	$2,780	$2,630	$2,717	$2,415	$2,855

Corporate ACLUC(8) (c)	$1,970	$2,029	$2,028	$1,842	$2,204	$2,028	$1,946	$2,031	$1,858	$1,774	$1,741	$1,842	$2,031

Provision (release) for credit losses on unfunded lending commitments	$(611)	$43	$(4)	$(188)	$365	$(178)	$(63)	$67	$(177)	$(92)	$(34)	$(760)	$191

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$5,512	$4,701	$4,638	$4,257	$5,229	$4,997	$4,894	$4,886	$4,638	$4,404	$4,458	$4,257	$4,886

Corporate ACLL as a percentage of total corporate loans(9)	1.25%	0.93%	0.91%	0.85%	1.00%	1.00%	1.04%	1.01%	0.98%	0.94%	0.97%
Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures.
(2)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(3)	3Q22 primarily relates to FX translation.
(4)	4Q22 primarily relates to FX translation.
(5)	1Q23 primarily relates to FX translation.
(6)	2Q23 primarily relates to FX translation.
(7)	3Q23 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)	Excludes loans that are carried at fair value for all periods, including $3.9 billion, $5.4 billion, $5.1 billion, $5.8 billion, and $7.4 billion, at September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, and September 30, 2023, respectively.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023

Corporate non-accrual loans by region(1)
North America	$1,211	$895	$923	$510	$462	$304	$276	$138	$285	$358	$934
International	1,505	1,355	1,196	1,043	1,404	1,351	1,209	984	928	903	1,041
Total	$2,716	$2,250	$2,119	$1,553	$1,866	$1,655	$1,485	$1,122	$1,213	$1,261	$1,975

Corporate non-accrual loans by segment and component(1)
Banking	$2,174	$1,740	$1,579	$1,166	$1,210	$997	$1,072	$757	$833	$799	$946
Services	84	81	74	70	297	353	185	153	133	123	94
Markets	208	124	173	85	126	29	13	13	38	133	743
Mexico SBMM	250	305	293	232	233	276	215	199	209	206	192
Total	$2,716	$2,250	$2,119	$1,553	$1,866	$1,655	$1,485	$1,122	$1,213	$1,261	$1,975

Consumer non-accrual loans(1)
U.S. Personal Banking	$413	$373	$345	$344	$318	$320	$298	$282	$287	$276	$280
Wealth	404	338	292	336	268	216	287	259	321	260	287
Asia Consumer(2)	292	303	259	209	38	34	30	30	29	24	25
Mexico Consumer	720	612	549	524	512	493	486	457	480	498	463
Legacy Holdings Assets - Consumer	545	506	425	413	381	317	300	289	278	263	247
Total	$2,374	$2,132	$1,870	$1,826	$1,517	$1,380	$1,401	$1,317	$1,395	$1,321	$1,302

Total non-accrual loans (NAL)	$5,090	$4,382	$3,989	$3,379	$3,383	$3,035	$2,886	$2,439	$2,608	$2,582	$3,277

Other real estate owned (OREO)(3)	$43	$33	$21	$27	$26	$13	$16	$15	$21	$31	$37

NAL as a percentage of total loans	0.76%	0.65%	0.60%	0.51%	0.51%	0.46%	0.45%	0.37%	0.40%	0.39%	0.49%

ACLL as a percentage of NAL	425%	439%	444%	487%	455%	526%	565%	696%	658%	678%	538%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets of Poland and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
Common Equity Tier 1 Capital Ratio and Components(1)	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023
Citigroup common stockholders' equity(3)	$182,402	$184,289	$183,005	$183,108	$178,845	$180,150	$179,696	$182,325	$188,186	$188,610	$190,134
Add: qualifying noncontrolling interests	132	138	136	143	126	129	113	128	207	209	193
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	4,359	3,774	3,389	3,028	2,271	2,271	2,271	2,271	1,514	1,514	1,514
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	1,037	864	663	101	(1,440)	(2,106)	(2,869)	(2,522)	(2,161)	(1,990)	(1,259)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(1,172)	(1,258)	(1,317)	(896)	27	2,145	3,211	1,441	1,037	307	625
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	20,854	20,999	20,689	20,619	20,120	19,504	18,796	19,007	18,844	18,933	18,552
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,054	3,986	3,899	3,800	3,698	3,599	3,492	3,411	3,607	3,531	3,444
Defined benefit pension plan net assets; other	1,485	2,040	2,068	2,080	2,230	2,038	1,932	1,935	1,999	2,020	1,340
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(7)	11,691	11,192	10,897	11,270	11,701	11,679	11,690	12,197	11,783	11,461	11,219
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(7)(8)	-	-	-	-	1,157	798	1,261	325	1,045	1,828	1,786
Common Equity Tier 1 Capital (CET1)	$148,944	$150,378	$149,631	$149,305	$143,749	$144,893	$144,567	$148,930	$153,753	$154,243	$156,134
Risk-Weighted Assets (RWA)(4)	$1,287,619	$1,277,234	$1,284,316	$1,219,175	$1,257,293	$1,212,386	$1,250,153	$1,142,985	$1,144,359	$1,153,450	$1,148,550
Common Equity Tier 1 Capital ratio (CET1/RWA)	11.57%	11.77%	11.65%	12.25%	11.43%	11.95%	11.56%	13.03%	13.44%	13.37%	13.59%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$148,944	$150,378	$149,631	$149,305	$143,749	$144,893	$144,567	$148,930	$153,753	$154,243	$156,134
Additional Tier 1 Capital (AT1)(6)	21,540	19,258	19,271	20,263	20,266	20,266	20,263	20,215	21,496	21,500	20,744
Total Tier 1 Capital (T1C) (CET1 + AT1)	$170,484	$169,636	$168,902	$169,568	$164,015	$165,159	$164,830	$169,145	$175,249	$175,743	$176,878
Total Leverage Exposure (TLE)(4)	$2,454,564	$2,903,760	$2,911,050	$2,957,764	$2,939,533	$2,918,273	$2,888,535	$2,906,773	$2,939,744	$2,943,546	$2,927,392
Supplementary Leverage ratio (T1C/TLE)	6.95%	5.84%	5.80%	5.73%	5.58%	5.66%	5.71%	5.82%	5.96%	5.97%	6.04%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$182,269	$184,164	$182,880	$182,977	$178,714	$180,019	$179,565	$182,194	$188,050	$188,474	$190,008
Less:
Goodwill	21,905	22,060	21,573	21,299	19,865	19,597	19,326	19,691	19,882	19,998	19,829
Intangible assets (other than MSRs)	4,308	4,268	4,144	4,091	4,002	3,926	3,838	3,763	3,974	3,895	3,811
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	-	-	257	510	1,384	1,081	794	589	246	246	49
Tangible common equity (TCE)	$156,056	$157,836	$156,906	$157,077	$153,463	$155,415	$155,607	$158,151	$163,948	$164,335	$166,319
Common shares outstanding (CSO)	2,067.0	2,026.8	1,984.3	1,984.4	1,941.9	1,936.7	1,936.9	1,937.0	1,946.8	1,925.7	1,913.9
Book value per share (common equity/CSO)	$88.18	$90.86	$92.16	$92.21	$92.03	$92.95	$92.71	$94.06	$96.59	$97.87	$99.28
Tangible book value per share (TCE/CSO)	$75.50	$77.87	$79.07	$79.16	$79.03	$80.25	$80.34	$81.65	$84.21	$85.34	$86.90

Average TCE (in billions of dollars)
Services	$23.9	$23.9	$23.9	$23.9	$22.5	$22.5	$22.5	$22.5	$23.0	$23.0	$23.0
Markets	45.0	45.0	45.0	45.0	51.6	51.6	51.6	51.6	53.1	53.1	53.1
Banking	20.2	20.2	20.2	20.2	21.7	21.7	21.7	21.7	21.4	21.4	21.4
U.S. Personal Banking	21.0	21.0	21.0	21.0	20.7	20.7	20.7	20.7	21.9	21.9	21.9
Wealth	12.9	12.9	12.9	12.9	13.9	13.9	13.9	13.9	13.4	13.4	13.4
All Other	31.7	33.9	34.4	34.0	24.9	24.0	25.1	26.5	28.3	31.3	32.5
Total Citi average TCE	$154.7	$156.9	$157.4	$157.0	$155.3	$154.4	$155.5	$156.9	$161.1	$164.1	$165.3
Plus:
Average Goodwill	$21.3	$22.0	$21.9	$20.9	$21.0	$19.4	$19.4	$19.1	$18.7	$20.0	$19.9
Average Intangible assets (other than MSRs)	4.4	4.3	4.2	4.1	4.0	4.0	3.9	3.8	3.9	3.9	3.9
Average Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	-	-	0.1	0.4	0.9	1.2	0.9	0.7	0.4	0.2	0.1
Total Citi average common stockholders' equity (in billions of dollars)	$180.4	$183.2	$183.6	$182.4	$181.2	$179.0	$179.7	$180.5	$184.1	$188.2	$189.2

(1)	See footnote 8 on page 1.
(2)	Not used.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 9 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(7)	Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 capital exceeding the 10% limitation.
(8)	Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. From March 31, 2022 to September 30, 2023, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.